CONSOLIDATED STATEMENTS OF COMPREHENSIVE INCOME - USD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2015	Dec. 31, 2014	Dec. 31, 2013
COMPREHENSIVE INCOME
Net Income	$ 5,018	$ 5,483	$ 2,185
OTHER COMPREHENSIVE INCOME (LOSS)
Currency translation adjustments	0	81	85
Unrealized gain (loss) from available-for-sale securities	(132)	(94)	14
Total other comprehensive income (loss)	(132)	(13)	99
TOTAL COMPREHENSIVE INCOME	$ 4,886	$ 5,470	$ 2,284